UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

Longevity Health Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40228 (Commission File Number)	86-1645738 (IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 894-8248
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 13, 2026, Longevity Health Holdings, Inc. (the “Company”) and its subsidiary Carmell Regen Med Corporation (“Carmell Regen”) entered into a Settlement Agreement (the “Settlement Agreement”) with Puritan Partners LLC (“Puritan”), resolving the litigation captioned Puritan Partners LLC v. Carmell Regen Med Corporation, et al., Index No. 655566/2023, pending in the Supreme Court of the State of New York, County of New York (the “Action”), which related to a Securities Purchase Agreement dated January 19, 2022, a 10% Original Issue Discount Senior Secured Convertible Note due January 19, 2023 in the original principal amount of $1,250,000 issued by Carmell Regen to Puritan (the “Existing Note”), and an accompanying warrant to purchase 1,885,796 shares of common stock of Carmell Regen (the “Warrant”).

Pursuant to the Settlement Agreement and the related agreements, instruments, and certificates entered into or delivered in connection therewith (collectively, the “Settlement Documents”), among other things:

•      Puritan exchanged the Existing Note for a new 10% Senior Secured Convertible Note of the Company in the original principal amount of $1,250,000 (the “Initial Note”);
•      the Warrant was exchanged for a new 10% Senior Secured Convertible Note of the Company in the original principal amount of $1,100,000 (the “Additional Note”);
•      the Company, Carmell Regen, and Puritan entered into a Securities Purchase Agreement (the “Purchase Agreement”) governing the issuance of the Notes;
•      the Company’s subsidiaries, Carmell Regen and Carmell Cosmetics Corporation (the “Named Subsidiaries”), entered into a Subsidiary Guarantee (the “Subsidiary Guarantee”) in favor of Puritan;
•      the Company and the Named Subsidiaries entered into an Amended and Restated Security Agreement and an Amended and Restated Intellectual Property Security Agreement (collectively, the “Security Agreements”), pursuant to which the Initial Note and the Additional Note are secured by a first-priority lien on substantially all personal property of the Company and the Named Subsidiaries, including, but not limited to, accounts, inventory, equipment, general intangibles, and pledged equity interests in the Named Subsidiaries, and the intellectual property assets of the Company and the Named Subsidiaries (including, without limitation, patents, trademarks, and copyrights, together with related licenses and goodwill);
•      the Company and the Named Subsidiaries that are party to the Subsidiary Guarantee delivered an affidavit of confession of judgment in favor of Puritan, as described in Item 2.03 below; and
•      the parties agreed to file a stipulation dismissing the Action without prejudice within three business days following execution of the Settlement Agreement.

The foregoing description of the Settlement Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, the Notes, the Purchase Agreement, the Security Agreements, and the Subsidiary Guarantee, copies of which are filed as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated herein by reference. In connection with the transactions described in Item 1.01, the Existing Note and the Warrant were terminated and canceled in exchange for the Initial Note and the Additional Note, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

The Initial Note and the Additional Note bear interest at a rate of 10% per annum and mature on February 5, 2028, subject to acceleration upon the occurrence of an Event of Default (as defined in the Notes). The Notes are convertible into shares of the Company’s common stock at an initial conversion price of $0.50 per share, subject to a lower Alternative Conversion Price, at Puritan’s election, equal to 80% of the average of the closing trade prices of the Company’s common stock over the five trading days preceding the applicable conversion date if the closing trade price is then below the conversion price.

The Company is required to offer to prepay the Notes with 25% of the gross proceeds of certain future financing transactions (other than proceeds from Puritan or its affiliates), and the Notes are subject to mandatory prepayment upon a change of control, a qualified offering, or a sale of all or substantially all of the Company’s assets. The Notes contain customary affirmative and negative covenants and events of default, including cross-defaults, and restrictions on the incurrence of indebtedness and liens, subject to specified exceptions, including restrictions on distributions and affiliate transactions. Upon an Event of Default, the outstanding principal, a redemption premium equal to 115% of principal, accrued interest, and other amounts would become immediately due and payable, and interest would thereafter accrue at 15% per annum.

The Initial Note and the Additional Note are guaranteed by the Named Subsidiaries and secured by a first-priority lien on substantially all of the assets of the Company and the Named Subsidiaries, including intellectual property, as described in Item 1.01 above. In connection with the issuance of the Notes, the Company and the Named Subsidiaries delivered an affidavit of confession of judgment in favor of Puritan for the aggregate principal amount of the Initial Note and the Additional Note, plus specified default interest, late fees, and enforcement costs, plus specified default interest, late fees, and enforcement costs. The affidavit may be filed by Puritan and reduced to judgment, without prior notice or a hearing, upon an uncured Event of Default.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 and Item 2.03 above is incorporated herein by reference.

The Initial Note and the Additional Note were issued to Puritan in exchange for the Existing Note and the Warrant, respectively, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 3(a)(9) thereof and/or such other exemption as the Company determined to be applicable, including Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D thereunder. No general solicitation was used, and no underwriting discounts or commissions were paid, in connection with the issuance of the Notes. The Company has agreed to reserve authorized but unissued shares of common stock sufficient to cover at least four times the maximum number of shares issuable upon conversion of the Notes, and to file a registration statement covering the resale of the shares issuable upon conversion of the Initial Note and the Additional Note within 30 days following the closing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2026, Scott Frisch notified Longevity Health Holdings, Inc. (the “Company”) of his resignation from the Board of Directors of the Company, effective as of the close of business on August 11, 2026.

Mr. Frisch’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01.  Other Events.
As described in Item 1.01 above, on August 13, 2026, the Company and Carmell Regen entered into the Settlement Agreement with Puritan to resolve the Action. Pursuant to the Settlement Agreement, the parties agreed to file a stipulation dismissing the Action without prejudice within three business days following execution of the Settlement Agreement.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated closing and effects of the transactions described herein, the Company’s expected registration and repayment obligations, and other matters that are not historical facts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including those described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1†	Settlement Agreement, dated August 13, 2026, by and among Longevity Health Holdings, Inc., Carmell Regen Med Corporation, and Puritan Partners LLC.
10.2	10% Senior Secured Convertible Note due February 13, 2028, in the original principal amount of $1,250,000, issued by Longevity Health Holdings, Inc. to Puritan Partners LLC, dated August 13, 2026.
10.3	10% Senior Secured Convertible Note due February 13, 2028, in the original principal amount of $1,100,000, issued by Longevity Health Holdings, Inc. to Puritan Partners LLC, dated August 13, 2026.
10.4†	Securities Purchase Agreement, dated August 13, 2026, by and among Longevity Health Holdings, Inc., Carmell Regen Med Corporation, and Puritan Partners LLC.
10.5†	Amended and Restated Security Agreement, dated August 13, 2026, by and among Longevity Health Holdings, Inc., certain of its subsidiaries, and Puritan Partners LLC.
10.6†	Amended and Restated Intellectual Property Security Agreement, dated August 13, 2026, by and among Longevity Health Holdings, Inc., certain of its subsidiaries, and Puritan Partners LLC.
10.7	Subsidiary Guarantee dated August 13, 2026, by Carmell Regen Med Corporation and Carmell Cosmetics Corporation in favor of Puritan Partners LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY HEALTH HOLDINGS, INC.

By: /s/ Bryan J. Cassaday
Name: Bryan J. Cassaday
Title: Chief Financial Officer
Date: August 14, 2026